UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

February 27, 2015
Date of report (date of earliest event reported)

LPL Financial Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34963	20-3717839
(State or other jurisdictions of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Nos.)

75 State Street
Boston MA 02109
(Address of principal executive offices) (Zip Code)

(617) 423-3644
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On February 27, 2015, Robert J. Moore resigned as President of LPL Financial Holdings Inc. (“LPLFH” and collectively with its subsidiaries, the “Company”) and from each other position that he holds with the Company, including the office of President, Advisor and Institution Solutions of LPL Financial LLC (“LPL Financial”). The resignation will become effective as of March 13, 2015.
On March 3, 2015, Dan H. Arnold, age 50, was appointed President of each of LPLFH and LPL Financial, effective upon Mr. Moore’s resignation. Mr. Arnold has served as the Chief Financial Officer of LPLFH since June 2012, with responsibility for formulating financial policy, leading the Company’s capital management efforts and ensuring the effectiveness of the organization’s financial functions. He has also served as the Chief Financial Officer of LPL Financial since November 2012. From October 2011 to June 2012, Mr. Arnold served as Managing Director, Head of Strategy for LPL Financial, with responsibility for developing the Company’s long-term strategic plans and assessing industry trends. From January 2007 to October 2011, Mr. Arnold served as the divisional president of the Institution Services business of LPL Financial. He joined the Company in January 2007 following the Company’s acquisition of UVEST Financial Services Group, Inc., where Mr. Arnold worked for 12 years, serving most recently as its President and Chief Operating Officer.
On March 3, 2015, Thomas Lux, age 57, was appointed Acting Chief Financial Officer of each of LPLFH and LPL Financial, effective upon Mr. Arnold’s appointment as President of the respective entities. Mr. Lux has served as an Executive Vice President of Finance for LPL Financial since June 2009, and he served as the Chief Accounting Officer of LPL Financial from June 2009 to July 2014. In these roles, Mr. Lux was responsible for the strategic direction for the firm’s accounting function, overseeing financial reporting and regulatory filings, and managing the accounting and finance teams for LPL Financial and its affiliated broker/dealers. Prior to joining LPL Financial in 2009, he served as the Chief Financial Officer of National Financial Services, a Fidelity Investments company. Earlier he served as Chief Financial Officer and Director of Finance of Wachovia Securities, as Executive Vice President/Chief Accounting Officer and Senior Vice President for Everen Securities, and in various audit management and staff positions during his 17 years with Deloitte & Touche LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LPL FINANCIAL HOLDINGS INC.

By:	/s/ David P. Bergers
Name: David P. Bergers
Title: General Counsel

Dated: March 3, 2015